Note 12 - Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
12.      INCOME TAXES

The provisions (benefits) for income taxes are summarized as follows (in thousands):

	Year Ended December 31
	2012	2011

Income tax provision (benefit):
Current:
Federal	$--	$--
State	--	--
Total current	--	--

Deferred:
Federal	1,946	(3,429)
State	45	(1,205)
Valuation allowance	(1,991)	4,634
Total deferred	--	--

Total	$--	$--

The reasons for the differences between the statutory federal income tax rates and the effective tax rates are summarized as follows (in thousands):

	Year Ended December 31
	2012		2011

Taxes at statutory rate	$258	34.0%	$(6,471)	34.0%
Increase (decrease) resulting from:
State income tax—net	33	4.3	(816)	4.3
Section 382 write-down	2,381	315.5	3,123	(16.4)
Change in valuation allowance	(1,991)	(263.8)	4,634	(24.4)
Earnings on life insurance policies	(269)	(35.6)	(262)	1.4
Nontaxable investments	(409)	(54.1)	(263)	1.4
Other—net	(3)	(.3)	55	(0.3)

Total	$--	0.0%	$--	0.0%

The Company’s net deferred tax asset account was comprised of the following at December 31 (in thousands):

	2012	2011

Deferred tax assets:
Allowance for loan and lease losses	$9,369	$11,532
Real estate owned	6,810	9,146
Section 382 net operating loss carryforward	2,527	2,665
Net operating loss carryforward	3,930	1,316
Nonaccrual loan interest	676	723
Other	313	348

Total deferred tax assets	23,625	25,730
Valuation allowance	(22,859)	(24,850)
Deferred tax asset, net of allowance	766	880

Deferred tax liabilities:
Office properties	(580)	(724)
Federal Home Loan Bank stock	(22)	(33)
Pension plan contribution	(83)	--
Prepaid expenses	(81)	(123)

Total deferred tax liabilities	(766)	(880)

Net deferred tax asset (liability)	$--	$--

A deferred tax asset or liability is recognized for the tax consequences of temporary differences in the recognition of revenue and expense, and unrealized gains and losses, for financial and tax reporting purposes. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some or all of the deferred tax assets will not be realized. The Company conducted an analysis to assess the need for a valuation allowance at December 31, 2012 and December 31, 2011. As part of this assessment, all available evidence, including both positive and negative, was considered to determine whether based on the weight of such evidence, a valuation allowance on the Company’s deferred tax assets was needed. In accordance with ASC Topic 740-10, Income Taxes (ASC 740), a valuation allowance is deemed to be needed when, based on the weight of the available evidence, it is more likely than not (a likelihood of more than 50%) that some portion or all of a deferred tax asset will not be realized. The future realization of the deferred tax asset depends on the existence of sufficient taxable income within the carryback and carryforward periods.

As part of its analysis, the Company considered the following positive evidence:

•	The Company has a long history of earnings profitability prior to 2009 and returned to profitability in 2012.

•	Future reversals of certain deferred tax liabilities.

As part of its analysis, the Company considered the following negative evidence:

•	The Company may not meet its projections concerning future taxable income.

•	Although the Company returned to profitability in 2012, positive taxable income has not been attained.

•	Limitations on the Company’s ability to utilize its pre-change NOLs and certain recognized built-in losses to offset future taxable income pursuant to Section 382 of the Internal Revenue Code.

At December 31, 2012, and December 31, 2011, based on the negative evidence presented, the Company determined that a valuation allowance relating to both the federal and state portion of its deferred tax asset was necessary.  In addition, the determination for the state deferred tax asset included negative evidence represented by the level of state tax exempt interest income which reduces state taxable income to a level that makes it unlikely the Company will realize its state deferred tax asset. Therefore, valuation allowances of $18.1 million and $4.7 million at December 31, 2012 were recorded for the federal deferred tax asset and the state deferred tax asset, respectively.

A financial institution may, for federal income tax purposes, carry back net operating losses ("NOLs") to the preceding two taxable years and forward to the succeeding 20 taxable years.  At December 31, 2012, the Bank had a $15.2 million NOL for federal income tax purposes that will be carried forward. The federal NOL was limited based on Bear State’s investment in the Company as it constituted an “ownership change” as defined in the Internal Revenue Code (the “Code”). In general, under Section 382 of the Code, a corporation that undergoes an “ownership change” is subject to limitations on its ability to utilize its pre-change NOLs to offset future taxable income. Section 382 imposes an annual limitation on the amount of post-ownership change taxable income a corporation may offset with pre-ownership change NOL carryforwards and certain recognized built-in losses.  The annual limit under Section 382 is approximately $405,000.

Specifically exempted from deferred tax recognition requirements are bad debt reserves for tax purposes of U.S. savings and loans in the institution’s base year, as defined. Base year reserves totaled approximately $4.2 million. Consequently, a deferred tax liability of approximately $1.6 million related to such reserves was not provided for in the consolidated statements of financial condition at December 31, 2012 and December 31, 2011. Payment of dividends to stockholders out of retained earnings deemed to have been made out of earnings previously set aside as bad debt reserves may create taxable income to the Bank. No provision has been made for income tax on such a distribution as the Bank does not anticipate making such distributions.

The Company files consolidated income tax returns in the U.S. federal jurisdiction and the state of Arkansas. The Company is subject to U.S. federal and state income tax examinations by tax authorities for tax years ended December 31, 2009 and forward.